Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Next Fuel, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robin Kindle, Chief Financial Officer of the Company, hereby certifies to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the period ended December 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the period ended December 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of Next Fuel, Inc.

NEXT FUEL, INC.

Date: February 23, 2015	By:	/s/ Robin Kindle
Robin Kindle Chief Financial Officer
(Principal Financial Officer)